NATIONWIDE MUTUAL FUNDS
Nationwide HighMark Small Cap Core Fund

Supplement dated April 15, 2015
to the Summary Prospectus dated March 1, 2015

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately:

1.	The table under the “Fees and Expenses” section on page 1 of the Summary Prospectus is deleted and restated as follows:

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees1	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses2	0.35%	0.34%	0.26%	0.28%
Total Annual Fund Operating Expenses	1.50%	2.24%	1.16%	1.18%
Fee Waiver/Expense Reimbursement3	None	(0.02)%	None	None
Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement	1.50%	2.22%	1.16%	1.18%
1  “Management Fees” has been restated to reflect the reduction of contractual investment advisory fees, effective April 15, 2015.
2  “Other Expenses” has been restated to reflect current fees.
3  Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 2.22% for Class C shares until at least February 29, 2016. Under the expense limitation agreement, the level to which operating expenses are limited excludes any taxes, interest, brokerage commissions, acquired fund fees and expenses, short-sale dividend expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

2.	The tables under the “Example” section on page 2 of the Summary Prospectus are deleted and restated as follows:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$719	$1,022	$1,346	$2,263
Class C shares	325	698	1,198	2,573
Institutional Class shares	118	368	638	1,409
Institutional Service Class shares	120	375	649	1,432

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$225	$698	$1,198	$2,573

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE